Exhibit 10.3

                               SECURITY AGREEMENT


     SECURITY AGREEMENT (this "Agreement") dated as of October 11, 2005 by and among each of:

     GAMESTOP CORP., a corporation organized under the laws of the State of Delaware having a place of business at 625 Westport Parkway, Grapevine, Texas 76051; and

     GAMESTOP HOLDINGS CORP., a corporation organized under the laws of the State of Delaware having a place of business at 625 Westport Parkway, Grapevine, Texas 76051; and

     GAMESTOP, INC., a corporation organized under the laws of the State of Minnesota having a place of business at 625 Westport Parkway, Grapevine, Texas 76051; and

     GAMESTOP.COM, INC., a corporation organized under the laws of the State of Delaware having a place of business at 625 Westport Parkway, Grapevine, Texas 76051; and

     SUNRISE PUBLICATIONS, INC., a corporation organized under the laws of the State of Minnesota having a place of business at 625 Westport Parkway, Grapevine, Texas 76051; and

     MARKETING CONTROL SERVICES, INC., a corporation organized under the laws of the Commonwealth of Virginia having a place of business at 625 Westport Parkway, Grapevine, Texas 76051; and

     GAMESTOP BRANDS INC., a corporation organized under the laws of the State of Delaware having a place of business at 724 1st Street N., 4th Floor, Minneapolis, Minnesota 55401; and

     GAMESTOP OF TEXAS (GP), LLC, a limited liability company organized under the laws of the State of Delaware having a place of business at 625 Westport Parkway, Grapevine, Texas 76051; and

     GAMESTOP (LP), LLC, a limited liability company organized under the laws of the State of Delaware having a place of business at 724 1st Street N., 4th Floor, Minneapolis, Minnesota 55401; and

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     GAMESTOP TEXAS LP, a limited partnership organized under the laws of the
State of Texas having a place of business at 625 Westport Parkway, Grapevine, Texas 76051; and

     ELECTRONICS BOUTIQUE HOLDINGS CORP., a corporation organized under the laws of the State of Delaware, having a place of business at 931 South Matlack Street, West Chester, Pennsylvania 19382,

     EB INVESTMENT CORP., a corporation organized under the laws of the State of Delaware, having a place of business at 931 South Matlack Street, West Chester, Pennsylvania 19382,

     EB CATALOG COMPANY, INC., a corporation organized under the laws of the State of Nevada, having a place of business at 931 South Matlack Street, West Chester, Pennsylvania 19382,

     EB GAMES CUSTOMER SERVICE, INC., a corporation organized under the laws of the State of Ohio, having a place of business at 931 South Matlack Street, West Chester, Pennsylvania 19382,

     ELBO INC., a corporation organized under the laws of the State of Delaware, having a place of business at 931 South Matlack Street, West Chester, Pennsylvania 19382,

     EB FINANCE INC., a corporation organized under the laws of the State of Delaware, having a place of business at 931 South Matlack Street, West Chester, Pennsylvania 19382,

     EB SPECIALTY SERVICES, INC., a corporation organized under the laws of the State of Delaware, having a place of business at 931 South Matlack Street, West Chester, Pennsylvania 19382,

     ELECTRONICS BOUTIQUE OF AMERICA INC., a corporation organized under the laws of the Commonwealth of Pennsylvania having a place of business at 931 South Matlack Street, West Chester, Pennsylvania 19382,

     EB SADSBURY SECOND, LLC, a limited liability company organized under the laws of the State of Delaware, having a place of business at 931 South Matlack Street, West Chester, Pennsylvania 19382,

     EB SADSBURY GENERAL PARTNER, LP, a limited partnership organized under the laws of the State of Delaware, having a place of business at 931 South Matlack Street, West Chester, Pennsylvania 19382,

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     EB SADSBURY PROPERTY HOLDING, LP, a limited partnership organized under the laws of the State of Delaware, having a place of business at 931 South Matlack Street, West Chester, Pennsylvania 19382,

     EB INTERNATIONAL HOLDINGS, INC., a corporation organized under the laws of the State of Delaware, having a place of business at 931 South Matlack Street, West Chester, Pennsylvania 19382 (each such Person, individually, a "Grantor" and collectively, the "Grantors"); and

     BANK OF AMERICA, N.A., a national banking association, as collateral agent (in such capacity, the "Collateral Agent" for the Secured Parties (as defined herein), in consideration of the mutual covenants contained herein and benefits to be derived herefrom.

                                   WITNESSETH:

     WHEREAS, the Grantors have entered into a certain Credit Agreement dated as of even date herewith (as such may be amended, modified, supplemented or restated hereafter, the "Credit Agreement") by and among (i) the Grantors, (ii) the Lenders named therein, (iii) Bank of America, N.A., as Administrative Agent and Collateral Agent for the Lenders, (iv) Citicorp North America, Inc., as Syndication Agent, (v) Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc., as Documentation Agent, (vi) Bank of America, N.A. and Citicorp North America, Inc., as Issuing Banks, and (vii) Banc of America Securities LLC, Citigroup Global Markets Inc. and Merrill Lynch Capital, a Division of Merrill Lynch Business Financial Services Inc., as Joint Lead Arrangers and Joint Lead Bookrunners, pursuant to which Credit Agreement the Lenders have agreed to make Loans to the Grantors, and the Issuing Banks have agreed to issue Letters of Credit for the account of the Grantors, upon the terms and subject to the conditions specified in, the Credit Agreement; and

     WHEREAS, the Grantors have entered into a certain Guaranty of even date herewith in favor of the Secured Parties (as such may be amended, modified, supplemented or restated hereafter, the "Guaranty"), pursuant to which Guaranty each Grantor guarantees the Obligations of the other Grantors; and

     WHEREAS, the obligations of the Lenders to make Loans and of the Issuing Banks to issue Letters of Credit are each conditioned upon, among other things, the execution and delivery by the Grantors of an agreement in the form hereof to secure the Obligations (as defined herein).

     NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in this Agreement, and for good and valuable consideration, the receipt of which is hereby acknowledged, the Grantors and the Collateral Agent on behalf of itself and each other Secured Party (and each of their respective successors or assigns) hereby agree as follows.

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                                   SECTION 1

                                   Definitions

     1.1 Generally. Unless the context otherwise requires, all capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement, and all references to the UCC shall mean the Uniform Commercial Code as in effect from time to time in the State of New York; provided, however, that if a term is defined in Article 9 of the UCC differently that in another Article thereof, the term shall have the meaning set forth in Article 9, and provided further that if by reason of mandatory provisions of law, perfection, or the effect of perfection or non-perfection, of the Security Interest in any Collateral or the availability of any remedy hereunder is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection or availability of such remedy, as the case may be.

     1.2 Definition of Certain Terms Used Herein. As used herein, the following terms shall have the following meanings:


     "Accessions" shall have the meaning given that term in the UCC.

     "Account Debtor" shall have the meaning given that term in the UCC.

     "Accounts" shall mean "accounts" as defined in the UCC, and also all accounts, accounts receivable, and rights to payment (whether or not earned by performance) for: (i) property that has been or is to be sold, leased, licensed, assigned, or otherwise disposed of; (ii) services rendered or to be rendered;
(iii) a policy of insurance issued or to be issued; (iv) a secondary obligation incurred or to be incurred; or (v) arising out of the use of a credit or charge card or information contained on or used with that card.

     "Blue Sky Laws" shall have the meaning assigned to such term in Section 6.1 of this Agreement.

     "Certificated Security" shall have the meaning given that term in the UCC.

     "Confirmer" shall have the meaning given that term in the UCC.

     "Chattel Paper" shall have the meaning given that term in the UCC.

     "Collateral" shall mean all personal and fixture property (other than fixture property pledged pursuant to a mortgage on any owned real property) of each Grantor, including, without limitation: (a) Accounts, (b) Chattel Paper (whether Tangible Chattel Paper or Electronic Chattel Paper), (c) Commercial Tort Claims, (d) Deposit Accounts, (e) Documents, (f) Equipment, (g) Fixtures,
(h) General Intangibles (including Payment Intangibles), (i) Goods, (j) Instruments, (k) Inventory, (l) Investment Property, (m) Letter-of-Credit Rights, (n) Software, (o) Supporting Obligations, (p) all books, records, and information relating to any of the foregoing and/or to the

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operation of any Grantor's business, and all rights of access to such books, records, and information, and all property in which such books, records, and information are stored, recorded and maintained, (q) all insurance proceeds, refunds, and premium rebates, including, without limitation, proceeds of fire and credit insurance, whether any of such proceeds, refunds, and premium rebates arise out of any of the foregoing ((a) through (p)) or otherwise, (r) all liens, guaranties, rights, remedies, and privileges pertaining to any of the foregoing ((a) through (q)), including the right of stoppage in transit, and (s) any of the foregoing whether now owned or now due, or in which any Grantor has an interest, or hereafter acquired, arising, or to become due, or in which any Grantor obtains an interest, and all products, Proceeds, substitutions, and Accessions of or to any of the foregoing. Notwithstanding the foregoing, in no event shall the Collateral include, and no Grantor shall be deemed to have granted a Security Interest in, any General Intangibles, other than Payment Intangibles, if and only to the extent that in the case of any such General Intangible, (x) any contract evidencing such General Intangible contains a valid and effective contractual restriction or limitation which prohibits the grant or creation of a security interest therein, or (y) a valid and effective restriction or limitation imposed by applicable law, regulation, rule, order or other directive of any governmental body, agency or authority, or the order of any court of competent jurisdiction, prohibits the grant or creation of a security interest in such General Intangible, provided that the Proceeds realized from any of the foregoing shall not be deemed excluded from the definition of Collateral but shall constitute Collateral, and provided further that to the extent such security interest at any time hereafter shall no longer be prohibited by law, and/or immediately upon such contractual restriction or limitation no longer being enforceable, as the case may be, the Collateral shall automatically and without any further action include, and the Grantors shall be deemed to have granted automatically and without any further action a Security Interest in, such right as if such law had never existed or such contractual restriction or limitation had never been enforceable, as the case may be.

     "Collateral Agent's Rights and Remedies" shall have the meaning assigned to such term in Section 8.8.

     "Commercial Tort Claim" shall have the meaning given that term in the UCC.

     "Commodity Intermediary" shall have the meaning given that term in the UCC.

     "Credit Agreement" shall have the meaning assigned to such term in the preliminary statement of this Agreement.

     "Deposit Account" shall have the meaning given that term in the UCC and shall also include all demand, time, savings, passbook, or similar accounts maintained with a bank.

     "Documents" shall have the meaning given that term in the UCC.

     "Electronic Chattel Paper" shall have the meaning given that term in the UCC.

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     "Entitlement Holder" shall have the meaning given that term in the UCC.

     "Entitlement Order" shall have the meaning given that term in the UCC.

     "Equipment" shall mean "equipment" as defined in the UCC, and also all furniture, store fixtures, rolling stock, machinery, office equipment, plant equipment, tools, dies, molds, and other goods, property, and assets which are used and/or were purchased for use in the operation or furtherance of a Grantors' business, and any and all Accessions or additions thereto, and substitutions therefor, provided that Equipment shall not include motor vehicles.

     "Financial Asset" shall have the meaning given that term in the UCC.

     "Financing Statement" shall have the meaning given that term in the UCC.

     "Fixture Filing" shall have the meaning given that term in the UCC.

     "General Intangibles" shall have the meaning given that term in the UCC, and shall also include, without limitation, all: Payment Intangibles; rights to payment for credit extended; deposits; amounts due to any Grantor; credit memoranda in favor of any Grantor; warranty claims; tax refunds and abatements; insurance refunds and premium rebates; all means and vehicles of investment or hedging, including, without limitation, options, warrants, and futures contracts; records; customer lists; telephone numbers; goodwill; causes of action; judgments; payments under any settlement or other agreement; literary rights; rights to performance; royalties; license and/or franchise fees; rights of admission; licenses; franchises; license agreements, including all rights of any Grantor to enforce same; permits, certificates of convenience and necessity, and similar rights granted by any governmental authority; internet addresses and domain names; developmental ideas and concepts; proprietary processes; blueprints, drawings, designs, diagrams, plans, reports, and charts; catalogs; technical data; computer software programs (including the source and object codes therefor), computer records, computer software, rights of access to computer record service bureaus, service bureau computer contracts, and computer data; tapes, disks, semi-conductors chips and printouts; user, technical reference, and other manuals and materials; patents, patent applications and patents pending; trade secret rights, copyrights, copyright applications, mask work rights and interests, and derivative works and interests; trade names, trademarks, trademark applications, service marks, and service mark applications, together with all goodwill connected with and symbolized by any of the foregoing; all other general intangible property of any Grantor in the nature of intellectual property; proposals; cost estimates, and reproductions on paper, or otherwise, of any and all concepts or ideas, and any matter related to, or connected with, the design, development, manufacture, sale, marketing, leasing, or use of any or all property produced, sold, or leased, by or credit extended or services performed, by any Grantor, whether intended for an individual customer or the general business of any Grantor, or used or useful in connection with research by any Grantor.

     "Goods" shall have the meaning given that term in the UCC.

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     "Guaranty" shall have the meaning assigned to such term in the preliminary statement of this Agreement.

     "Guaranty Obligations" shall mean the obligations and liabilities guarantied by the Grantors pursuant to the Guaranty.

     "Indemnitee" shall have the meaning assigned to such term in Section 8.6 of this Agreement.

     "Instruments" shall have the meaning given that term in the UCC.

     "Inventory" shall have the meaning given that term in the UCC, and shall also include, without limitation, all Goods which (a) are leased by a Person as lessor, (b) are held by a Person for sale or lease or to be furnished under a contract of service, (c) are furnished by a Person under a contract of service, or (d) consist of raw materials, work in process, or materials used or consumed in a business.

     "Investment Property" shall have the meaning given that term in the UCC.

     "IP Security Agreement" means the Patent and Trademark Security Agreement dated as of the date hereof and executed and delivered by the Grantors to the Collateral Agent for the ratable benefit of the Secured Parties, as the same may be amended, modified, supplemented or restated from time to time.

     "Issuer" shall have the meaning given that term in the UCC.

     "Letter-of-Credit Right" shall have the meaning given that term in the UCC and shall also mean any right to payment or performance under a letter of credit, whether or not the beneficiary has demanded or is at the time entitled to demand payment or performance.

     "Obligations" shall mean "Obligations" as defined in the Credit Agreement and the Guaranty Obligations.

     "Payment Intangible" shall have the meaning given that term in the UCC, and shall also refer to any General Intangible under which the Account Debtor's primary obligation is a monetary obligation.

     "Perfection Certificate" shall mean a certificate substantially in the form of Annex 1 hereto, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by a Financial Officer of the Lead Borrower.

     "Proceeds" shall have the meaning given that term in the UCC.

     "Secured Parties" shall mean (a) the Lenders, (b) the Agents and their Affiliates, (c) the Issuing Banks, (d) the beneficiaries of each indemnification obligation undertaken by any

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Grantor under any Loan Document, (f) any other Person to whom Obligations under the Credit Agreement and other Loan Documents are owing, and (g) the successors and assigns of each of the foregoing.

     "Securities Act" shall have the meaning assigned to such term in Section
6.1 of this Agreement.

     "Securities Intermediary" shall have the meaning given that term in the UCC.

     "Security" shall have the meaning given that term in the UCC.

     "Security Interest" shall have the meaning assigned to such term in Section
2.1 of this Agreement.

     "Software" shall have the meaning given that term in the UCC.

     "Supporting Obligation" shall have the meaning given that term in the UCC and shall also refer to a Letter-of-Credit Right or secondary obligation that supports the payment or performance of an Account, Chattel Paper, a Document, a General Intangible, an Instrument, or Investment Property.

     "Tangible Chattel Paper" shall have the meaning given that term in the UCC.

     "Uncertificated Security" shall have the meaning given that term in the UCC.

     1.3 Rules of Interpretation. The rules of interpretation specified in
Section 1.2 of the Credit Agreement shall be applicable to this Agreement.

                                   SECTION 2

                                Security Interest

     2.1 Security Interest. As security for the payment or performance, as the case may be, in full of the Obligations, each Grantor hereby bargains, assigns, mortgages, pledges, hypothecates and transfers to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in, all of such Grantor's right, title and interest in, to and under the Collateral (the "Security Interest"). Without limiting the foregoing, each Grantor hereby designates the Collateral Agent as such Grantor's true and lawful attorney, exercisable by the Collateral Agent whether or not an Event of Default exists, with full power of substitution, at the Collateral Agent's option, to file one or more Financing Statements (including Fixture Filings), continuation statements, or to sign other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each Grantor, without the signature of any Grantor (each Grantor hereby appointing the Collateral Agent as such Person's attorney to sign such Person's name to any such instrument or document,

                                      -8-

whether or not an Event of Default exists), and naming any Grantor or the Grantors as debtors and the Collateral Agent as secured party. The Collateral Agent acknowledges that the attachment of its Security Interest in any Commercial Tort Claim is subject to the Grantors' compliance with Section 4.12.

     2.2 No Assumption of Liability. The Security Interest is granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Collateral. Except during the existence of an Event of Default, the Grantors shall retain the right to vote any of the Investment Property constituting Collateral in a manner not inconsistent with the terms of this Agreement and the Credit Agreement.

                                   SECTION 3

                         Representations and Warranties

     The Grantors jointly and severally represent and warrant to the Collateral Agent and the Secured Parties that:

     3.1 Representations and Warranties Incorporated by Reference. Each Grantor hereby restates each of the representations and warranties set forth in Article 3 of the Credit Agreement with respect to such Grantor as a Borrower thereunder. Each such warranty and representation is incorporated herein by reference.

     3.2 Title and Authority. Each Grantor has good and valid rights in, or title to, the Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Collateral Agent the Security Interest in such Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than any consent or approval which has been obtained.

     3.3 Filings. The Perfection Certificate has been duly prepared, completed and executed, and the information set forth therein is correct and complete in all material respects. UCC Financing Statements (including Fixture Filings, as applicable) or other appropriate filings, recordings or registrations containing a description of the Collateral have been filed in each governmental, municipal or other office as is necessary to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the benefit of the Secured Parties) in respect of all Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or re-registration is necessary in any such jurisdiction, except as provided under Applicable Law with respect to the filing of continuation statements or as a result of any change in a Grantor's name or jurisdiction of incorporation or

                                      -9-

formation or under any other circumstances under which, pursuant to the UCC, filings previously made have become misleading or ineffective in whole or in part.

     3.4 Validity and Priority of Security Interest. The Security Interest constitutes (a) a legal and valid security interest in all of the Collateral securing the payment and performance of the Obligations, and (b) subject to the filings described in Section 3.3 above, a perfected security interest in all of the Collateral. The Security Interest is and shall be prior to any other Lien on any of the Collateral, subject only to those Liens expressly permitted pursuant to Section 6.2 of the Credit Agreement.


     3.5 Absence of Other Liens. The Collateral is owned by the Grantors free and clear of any Lien, except for Liens expressly permitted pursuant to Section
6.2 of the Credit Agreement. Except as provided in the Loan Documents, the Grantors have not filed or consented to the filing of (a) any Financing Statement or analogous document under the UCC or any other Applicable Law covering any Collateral, (b) any assignment in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral with the United States Patent and Trademark Office or the United States Copyright Office or (c) any assignment in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral with any foreign governmental, municipal or other office, which Financing Statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Liens expressly permitted pursuant to Section 6.2 of the Credit Agreement.

     3.6 Bailees, Warehousemen, Etc. Except as otherwise disclosed in the Perfection Certificate, no Inventory costing in excess of $3,000,000 held on a temporary basis of any Grantor is in the care or custody of any one third party or stored or entrusted with any one bailee or other third party and none shall hereafter be placed under such care, custody, storage or entrustment unless a waiver or other agreement reasonably satisfactory to the Collateral Agent is delivered to the Collateral Agent by such third party or bailee.

     3.7 Consignments. Except as otherwise disclosed in the Perfection Certificate, no Grantor has, and none shall have, possession of any property on consignment.

                                   SECTION 4

                                    Covenants

     4.1 Covenants Incorporated by Reference. Each Grantor hereby covenants and agrees that each Grantor shall perform, observe and otherwise comply with the covenants set forth in Articles 5 and 6 of the Credit Agreement with respect to such Grantor as a Loan Party.

     4.2 Change of Name; Location of Collateral; Records; Place of Business.

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     (a) Each Grantor agrees to furnish to the Collateral Agent thirty (30)
days' prior written notice of (i) any change in its legal name, (ii) any change in the location of its chief executive office, its principal place of business, any office in which it maintains books or records relating to Collateral owned by it, or any office or facility at which Collateral owned by it is located, including the establishment of any such new office or facility, (iii) any change in its identity or organizational structure, (iv) any change in its Federal Taxpayer Identification Number or organizational number, if any, assigned to it by its state of organization, or (v) the acquisition by any Grantor of any property for which additional filings or recordings are necessary to perfect and maintain the Collateral Agent's Security Interest therein. Each Grantor agrees not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the UCC or otherwise that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected first priority security interest in all of the Collateral.

     (b) Each Grantor agrees to maintain, at its own cost and expense, such complete and accurate records with respect to the Collateral owned by it as is consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as, or similar to, those in which such Grantor is engaged, and, at such time or times as the Collateral Agent may reasonably request, promptly to prepare and deliver to the Collateral Agent a duly certified schedule or schedules in form and detail reasonably satisfactory to the Collateral Agent showing the identity, amount and location of any and all Collateral.

     4.3 Protection of Security. Each Grantor shall, at its own cost and expense, take any and all actions reasonably necessary to defend title to the Collateral against all Persons and to defend the Security Interest of the Collateral Agent in the Collateral and the priority thereof against any Lien not expressly permitted pursuant to Section 6.2 of the Credit Agreement.

     4.4 Further Assurances. Each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any Financing Statements (including Fixture Filings) or other documents in connection herewith or therewith. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be promptly pledged and delivered to the Collateral Agent, duly endorsed in a manner satisfactory to the Collateral Agent.

     4.5 Inspection and Verification. Without limiting the terms and conditions of Sections 5.9 of the Credit Agreement, the Collateral Agent and such Persons as the Collateral

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Agent may reasonably designate shall have the right, at the Grantors' own cost and expense, on reasonable prior notice except if an Event of Default then exists, to inspect the Collateral, all records related thereto (and to make extracts and copies from such records) and the premises upon which any of the Collateral is located, to discuss the Grantors' affairs with the officers of the Grantors and their independent accountants and to verify the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Collateral, including, in the case of Accounts or Collateral in the possession of any third Person, by contacting Account Debtors or the third Person possessing such Collateral for the purpose of making such a verification, provided that so long as the Credit Extensions are less than fifty (50%) of the lesser of the Total Commitments or the Borrowing Base, there may be only one such appraisal and one commercial finance examination in any twelve month period following the Closing Date, and if the Credit Extensions are at any time equal to or greater than fifty (50%) of the lesser of the Total Commitments or the then Borrowing Base, there may be only two such appraisals and two commercial finance examinations in any twelve month period following the Closing Date, in each case unless an Event of Default shall have occurred and be continuing (in which event the Collateral Agent may undertake such additional appraisals and commercial finance examinations as it deems appropriate). The Collateral Agent shall have the absolute right to share any information it gains from such inspection or verification with any Secured Party.

     4.6 Taxes; Encumbrances. At its option, the Collateral Agent may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Collateral and not permitted pursuant to Section 6.2 of the Credit Agreement, and may take any other action which the Collateral Agent may deem necessary or desirable to repair, maintain or preserve any of the Collateral to the extent any Grantor fails to do so as required by the Credit Agreement or this Agreement, and each Grantor jointly and severally agrees to reimburse the Collateral Agent on demand for any payment made or any expense incurred by the Collateral Agent pursuant to the foregoing authorization; provided, however, that the Collateral Agent shall not have any obligation to undertake any of the foregoing and shall have no liability on account of any action so undertaken except where there is a specific finding in a judicial proceeding (in which the Collateral Agent has had an opportunity to be heard), from which finding no further appeal is available, that the Collateral Agent had acted in actual bad faith or in a grossly negligent manner; and provided further that the making of any such payments by the Collateral Agent shall not be deemed to constitute a waiver of any Default or Event of Default arising from the Grantor's failure to have made such payments. Nothing in this Section 4.6 shall be interpreted as excusing any Grantor from the performance of any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein or in the other Loan Documents.

     4.7 Assignment of Security Interest.

     (a) If at any time any Grantor shall take a security interest in any property of an Account Debtor or any other Person to secure payment and performance of an

Account, such Grantor shall promptly assign such security interest to the Collateral Agent. Such assignment need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of, and transferees from, the Account Debtor or other Person granting the security interest.

     (b) To the extent that any Grantor is a beneficiary under any written letter of credit now or hereafter issued in favor of such Grantor, such Grantor shall deliver such letter of credit to the Collateral Agent. The Collateral Agent shall from time to time, at the request and expense of such Grantor, make such arrangements with such Grantor as are in the Collateral Agent's reasonable judgment necessary and appropriate so that such Grantor may make any drawing to which such Grantor is entitled under such letter of credit, without impairment of the Collateral Agent's perfected security interest in such Grantor's rights to proceeds of such letter of credit or in the actual proceeds of such drawing. At the Collateral Agent's request, such Grantor shall, for any letter of credit, whether or not written, now or hereafter issued in favor of such Grantor as beneficiary, execute and deliver to the issuer and any Confirmer of such letter of credit an assignment of proceeds form, in favor of the Collateral Agent and satisfactory to the Collateral Agent and such issuer or (as the case may be) such Confirmer, requiring the proceeds of any drawing under such letter of credit to be paid directly to the Collateral Agent.

     4.8 Continuing Obligations of the Grantors. Each Grantor shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Collateral, all in accordance with the terms and conditions thereof, and each Grantor jointly and severally agrees to indemnify and hold harmless the Collateral Agent and the Secured Parties from and against any and all liability for such performance.

     4.9 Use and Disposition of Collateral. None of the Grantors shall make or permit to be made an assignment, pledge or hypothecation of the Collateral or shall grant any other Lien in respect of the Collateral, except as expressly permitted by Section 6.2 of the Credit Agreement. Except as expressly permitted in the Credit Agreement, none of the Grantors shall make or permit to be made any transfer of the Collateral, and each Grantor shall remain at all times in possession of the Collateral owned by it, except that (a) Inventory may be sold in the ordinary course of business, (b) a Grantor may transfer Collateral to any other Grantor, and (c) unless and until the Collateral Agent shall notify the Grantors that an Event of Default shall have occurred and be continuing and that the Grantors shall not sell, convey, lease, assign, transfer or otherwise dispose of any Collateral (which notice may be given by telephone if promptly confirmed in writing), the Grantors may use and dispose of the Collateral in any lawful manner not inconsistent with the provisions of this Agreement, the Credit Agreement or any other Loan Document.

     4.10 Limitation on Modification of Accounts. None of the Grantors will, without the Collateral Agent's prior written consent, grant any extension of the time of payment of any of the

Accounts, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any Person liable for the payment thereof or allow any credit or discount whatsoever thereon, other than extensions, releases, credits, discounts, compromises or settlements granted or made in the ordinary course of business and consistent with its current practices.

     4.11 Insurance.

     (a) The Grantors shall maintain insurance on the Collateral as required by
Section 5.7 of the Credit Agreement. All such insurance which covers the Collateral shall include an endorsement in favor of the Collateral Agent, which endorsement shall provide that the insurance, to the extent of the Collateral Agent's interest therein, shall not be impaired or invalidated, in whole or in part, by reason of any act or neglect of any Grantor or by the failure of any Grantor to comply with any warranty or condition of the policy.

     (b) Each Grantor hereby irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such Grantor's true and lawful agent (and attorney-in-fact), for the purpose of making, settling and adjusting claims in respect of Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that any Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or to pay any premium in whole or part relating thereto, the Collateral Agent may, without waiving or releasing any obligation or liability of the Grantors hereunder or any Default or Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Collateral Agent deems advisable. All sums disbursed by the Collateral Agent in connection with this Section 4.11, including reasonable attorneys' fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Grantors to the Collateral Agent and shall be additional Obligations secured hereby.

     4.12 Commercial Tort Claims. If any Grantor shall at any time acquire a Commercial Tort Claim in excess of $1,000,000, such Grantor shall promptly notify the Collateral Agent in writing of the details thereof and the Grantors shall take such actions as the Collateral Agent shall reasonably request in order to grant to the Collateral Agent, for the ratable benefit of the Secured Parties, a perfected and first priority security interest therein and in the Proceeds thereof.

     4.13 Legend. At the request of the Collateral Agent, each Grantor shall legend, in form and manner reasonably satisfactory to the Collateral Agent, its Accounts and its books, records and documents evidencing or pertaining thereto with an appropriate reference to the fact that such Accounts have been assigned to the Collateral Agent for the benefit of the Secured Parties and that the Collateral Agent has a security interest therein.

     4.14 General Intangibles. Each Grantor shall apply for, and diligently pursue applications for, registration of its ownership of the General Intangibles constituting Collateral for which registration is appropriate, and which are material to its business, and will use such other reasonable measures as are appropriate to preserve its rights in its other General Intangibles constituting Collateral, except that such Grantor may abandon such rights as could not reasonably be expected to have a Material Adverse Effect on the value of such General Intangibles. Each Grantor will, at the request of the Collateral Agent, retain current copies of all materials created by or furnished to such Grantor on which is recorded then current information relating to any computer programs or data bases that such Grantor has developed or otherwise has the right to use from time to time. Such materials shall include, without limitation, magnetic or other computer media on which object, source or other code is recorded and documentation of those computer programs or data bases, in the nature of listing printouts, narrative descriptions, flow diagrams and similar items. Each Grantor will, at the reasonable request of the Collateral Agent, deliver a set of such copies to the Collateral Agent for safekeeping and retention or transfer in the event of the exercise of the Collateral Agent's Rights and Remedies.

     4.15 Investment Property.

     (a) If any Grantor shall at any time hold or acquire any Certificated Securities (other than treasury stock of such Grantor), such Grantor shall forthwith endorse, assign and deliver the same to the Collateral Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time specify, all of which thereafter shall be held by the Collateral Agent, pursuant to the terms of this Agreement, as part of the Collateral. If any Securities now held or hereafter acquired by any Grantor are Uncertificated Securities (other than treasury stock of such Grantor) and are issued to such Grantor or its nominee directly by the Issuer thereof, such Grantor shall promptly notify the Collateral Agent thereof and, at the Collateral Agent's request and option, pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent, either (i) cause the Issuer to agree to comply with instructions from the Collateral Agent as to such Securities, without further consent of such Grantor or the nominee, or (ii) arrange for the Collateral Agent to become the registered owner of the Securities. If any Grantor, as registered holder of Investment Property, receives any stock certificate, option or right, or other distribution, whether as an addition to, in substitution of, or in exchange for, such Investment Property, or otherwise, such Grantor agrees to accept the same in trust for the Collateral Agent and the Secured Parties and to forthwith endorse, assign and deliver the same to the Collateral Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time specify, to be held by the Collateral Agent as Collateral. If any Securities, whether Certificated Securities or Uncertificated Securities, or other Investment Property now held or hereafter acquired by any Grantor are held by such Grantor or its nominee through a Securities Intermediary or Commodity Intermediary, such Grantor shall promptly notify the Collateral Agent thereof and, at the Collateral Agent's request and option, pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent, either (i) cause such Securities Intermediary or Commodity Intermediary, as the case may be, to agree to comply with Entitlement Orders or other instructions from the Collateral Agent to such Securities Intermediary as to such Securities or other Investment Property or, as the case may be, to apply any value distributed on account of any commodity contract as directed by the Collateral Agent to such Commodity Intermediary, in each case without the further consent of such Grantor or such nominee, or (ii) in the case of Financial Assets or other Investment Property held through a Securities Intermediary, arrange for the Collateral Agent to become the Entitlement Holder with respect to such Investment Property.

     (b) The Collateral Agent agrees with each Grantor that, pursuant to this
Section 4.15, the Collateral Agent shall not give any such Entitlement Orders or instructions or directions to any such Issuer, Securities Intermediary or Commodity Intermediary, and shall not withhold its consent to the exercise of any withdrawal or dealing rights by such Grantor, provided that no Event of Default has occurred and is continuing or, after giving effect thereto, any such investment or withdrawal rights not otherwise permitted by the Credit Agreement would occur. In addition, (i) so long as no Event of Default shall have occurred and be continuing, each Grantor shall have the right to exercise all voting, consensual and other powers of ownership pertaining to the Securities for all purposes not inconsistent with the terms of this Agreement, the Credit Agreement or any other instrument or agreement referred to herein or therein; and the Collateral Agent shall execute and deliver or cause to be executed and delivered to such Grantor all such proxies, powers of attorney, dividend and other orders, and all such instruments, without recourse, as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the rights and powers which it is entitled to exercise pursuant hereto, and (ii) so long as no Cash Dominion Event shall have occurred and be continuing, each Grantor shall be entitled to receive and retain any dividends or other distributions on the Securities.

     4.16 Electronic Chattel Paper and Transferable Records. If any Grantor at any time holds or acquires an interest in excess of $1,000,000 in any Electronic Chattel Paper or any "transferable record" as such term is defined in the Electronic Signatures in Global and National Commerce Act, 15 U.S.C. Section 7001, et. seq., or in Section 16 of the Uniform Electronic Transactions Act as in effect in any jurisdiction applicable to such Grantor, such Grantor shall promptly notify the Collateral Agent thereof and, at the request of the Collateral Agent, shall take such action as the Collateral Agent may reasonably request to vest in the Collateral Agent control under the UCC, the Electronic Signatures in Global and National Commerce Act, or the Uniform Electronic Transactions Act, as the case may be, of such transferable record. The Collateral Agent agrees with each Grantor that so long as no Event of Default has occurred and is continuing or would occur after taking into account the following, the Collateral Agent will arrange, pursuant to procedures satisfactory to the Collateral Agent and so long as such procedures will not result in Collateral Agent's loss of control under the UCC, the Electronic Signatures in Global and National Commerce Act, or the Uniform Electronic Transactions Act,

                                      -17-

as the case may be, for such Grantor to make such necessary alterations to the Electronic Chattel Paper or transferable record as are permitted under the UCC, the Electronic Signatures in Global and National Commerce Act, or the Uniform Electronic Transactions Act, as the case may be.

     4.17 Tangible Chattel Paper, Notes and Other Instruments. If at any time any amount payable to any Grantor under or in connection with any of the Collateral is evidenced by any Tangible Chattel Paper, promissory note, trade acceptances or other Instrument, such Grantor shall promptly deliver the same to the Collateral Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time reasonably request.

     4.18 Bailments, Etc. If any Collateral costing in excess of $3,000,000 is at any time in the possession or control of any one warehouseman for more than a temporary period of time (not to exceed five (5) Business Days), bailee or any Grantor's agents, such Grantor shall promptly notify the Collateral Agent thereof and, upon the request of the Collateral Agent, (i) notify such warehouseman, bailee or agent to hold all such Collateral for the Collateral Agent's account subject to the Collateral Agent's instructions, (ii) obtain from such warehouseman, bailee or agent a written acknowledgment in form reasonably satisfactory to the Collateral Agent that such Person holds possession of the Collateral for the Collateral Agent's benefit and shall act upon the Collateral Agent's instructions with respect to such Collateral without the further consent of such Grantor, (iii) deliver any negotiable warehouse receipt, bill of lading or other document of title issued with regard to the Collateral to the Collateral Agent appropriately endorsed to the Collateral Agent's order, and/or
(iv) arrange for the issuance in the name of the Collateral Agent, in form reasonably satisfactory to the Collateral Agent, any nonnegotiable document of title covering such Collateral. The Collateral Agent agrees with each Grantor that the Collateral Agent shall not give any such instructions unless an Event of Default has occurred and is continuing or would occur after taking into account any action by such Grantor with respect to such warehouseman, bailee or agent.

     4.19 Other Perfection, Etc. The Grantors shall at any time and from time to time take such steps as the Collateral Agent may reasonably request for the Collateral Agent (a) to obtain "control" of any Deposit Accounts or Letter-of-Credit Rights, with any agreements establishing control to be in form and substance satisfactory to the Collateral Agent, and (b) otherwise to insure the continued perfection of the Collateral Agent's security interest in any of the Collateral with the priority described in Section 3.4 and of the preservation of its rights therein. The Collateral Agent agrees with each Grantor that the Collateral Agent shall not give notice to any depositary under any control, blocked account or similar agreement in respect of a Deposit Account unless a Cash Dominion Event has occurred and is continuing.

     4.20 Assignment of Claims Act. If at any time any Accounts of any Grantor arise from contracts with the United States of America or any department, agency or instrumentality thereof, such Grantor will promptly notify the Collateral Agent thereof and shall execute all assignments and take all steps reasonably requested by the Collateral Agent in order that all monies due and to become due thereunder will be assigned and paid to the Collateral Agent and notice thereof given to the federal authorities under the Assignment of Claims Act of 1940, 41 U.S.C. Section 15.

     4.21 Notices and Reports Pertaining to Collateral. In addition to any other notice or reporting requirement imposed on the Grantors under this Agreement and the Credit Agreement, the Grantors will, with respect to the Collateral:

     (a) Promptly notify the Collateral Agent when any Grantor obtains knowledge of actual or imminent bankruptcy or other insolvency proceeding of any material Account Debtor or Issuer of Investment Property;

     (b) Promptly notify the Collateral Agent of any material return or adjustment, rejection, repossession, or loss or damage of or to merchandise represented by Accounts or constituting Inventory and of any material credit, adjustment or dispute arising in connection with the goods or services represented by Accounts or constituting Inventory;

     (c) Promptly after the application by any Grantor for registration of any General Intangibles, notify the Collateral Agent thereof; and

     (d) Promptly notify the Collateral Agent in the event of a material loss or damage to the Collateral, if such loss or damage is not covered by insurance, of any reclamation or repossession of or any action by a creditor to reclaim or repossess any material asset(s) of any Grantor, of any material adverse change in the Collateral, and of any other occurrence that may have a Material Adverse Effect on the Security Interest of the Collateral Agent in the Collateral.

                                   SECTION 5

                                   Collections

     5.1 Collections.

     (a) Each Grantor shall at all times comply with the Cash Receipts provisions of Section 2.21 of the Credit Agreement including, without limitation, after the occurrence and during the continuance of a Cash Dominion Event, causing the sweep on each Business Day of all Cash Receipts into the Bank of America Concentration Account or a Blocked Account, as provided for in the Credit Agreement.

     (b) Without the prior written consent of the Collateral Agent, no Grantor shall modify or amend the instructions pursuant to any of the DDA Notifications, the Credit Card Notifications, or the Blocked Account Agreements. So long as no Event of Default has occurred and is continuing, each Grantor shall, and the Collateral Agent hereby authorizes each Grantor to, enforce and collect all amounts owing on the Inventory and

Accounts, for the benefit and on behalf of the Collateral Agent and the other Secured Parties; provided, however, that such privilege may, at the option of the Collateral Agent, be terminated upon the occurrence and during the continuance of any Event of Default.

     5.2 Power of Attorney. Each Grantor irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such Grantor's true and lawful agent and attorney-in-fact, and in such capacity the Collateral Agent shall have the right, with power of substitution for each Grantor and in each Grantor's name or otherwise, for the use and benefit of the Collateral Agent and the Secured Parties, (a) at any time, whether or not a Default or Event of Default has occurred, to take actions required to be taken by the Grantors under Section 2.1 of this Agreement, (b) upon the occurrence and during the continuance of a Cash Dominion Event or as otherwise permitted under the Credit Agreement, (i) to take actions required to be taken by the Grantors under Section 5.1 of this Agreement, and (ii) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; and (c) upon the occurrence and during the continuance of an Event of Default or as otherwise permitted under the Credit Agreement, (i) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (ii) to sign the name of any Grantor on any invoices, schedules of Collateral, freight or express receipts, or bills of lading storage receipts, warehouse receipts or other documents of title relating to any of the Collateral; (iii) to sign the name of any Grantor on any notice to such Grantor's Account Debtors; (iv) to sign the name of any Grantor on any proof of claim in bankruptcy against Account Debtors, and on notices of lien, claims of mechanic's liens, or assignments or releases of mechanic's liens securing the Accounts; (v) to sign change of address forms to change the address to which each Grantor's mail is to be sent to such address as the Collateral Agent shall designate; (vi) to receive and open each Grantor's mail, remove any Proceeds of Collateral therefrom and turn over the balance of such mail either to the Lead Borrower or to any trustee in bankruptcy or receiver of a Grantor, or other legal representative of a Grantor whom the Collateral Agent determines to be the appropriate person to whom to so turn over such mail; (vii) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (viii) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (ix) to take all such action as may be necessary to obtain the payment of any letter of credit and/or banker's acceptance of which any Grantor is a beneficiary; (x) to repair, manufacture, assemble, complete, package, deliver, alter or supply goods, if any, necessary to fulfill in whole or in part the purchase order of any customer of any Grantor; (xi) to use, license or transfer any or all General Intangibles of any Grantor; and (xii) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes; provided, however, that nothing herein contained shall be construed as requiring or obligating the Collateral Agent or any other Secured Party to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent or any other Secured Party, or to present or file any claim or notice. It is understood and agreed that the appointment of the Collateral Agent as the agent and attorney-in-fact of the Grantors for the purposes set forth above is coupled with an interest and is irrevocable.

     5.3 No Obligation to Act. The Collateral Agent shall not be obligated to do any of the acts or to exercise any of the powers authorized by Section 5.2, but if the Collateral Agent elects to do any such act or to exercise any of such powers, it shall not be accountable for more than it actually receives as a result of such exercise of power, and shall not be responsible to any Grantor for any act or omission to act except for any act or omission to act as to which there is a final determination made in a judicial proceeding (in which proceeding the Collateral Agent has had an opportunity to be heard) which determination includes a specific finding that the subject act or omission to act had been grossly negligent, willful misconduct or in actual bad faith. The provisions of Section 5.2 shall in no event relieve any Grantor of any of its obligations hereunder or under any other Loan Document with respect to the Collateral or any part thereof or impose any obligation on the Collateral Agent or any other Secured Party to proceed in any particular manner with respect to the Collateral or any part thereof, or in any way limit the exercise by the Collateral Agent or any other Secured Party of any other or further right which it may have on the date of this Agreement or hereafter, whether hereunder, under any other Loan Document, by law or otherwise.

                                   SECTION 6

                                    Remedies

     6.1 Remedies upon Default. Upon the occurrence of an Event of Default, it is agreed that the Collateral Agent shall have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the UCC or other Applicable Law. The rights and remedies of the Collateral Agent shall include, without limitation, the right to take any of or all the following actions at the same or different times:

     (a) With respect to any Collateral consisting of Accounts, General Intangibles (including Payment Intangibles), Letter-of-Credit Rights, Instruments, Chattel Paper, Documents, and Investment Property, the Collateral Agent may collect the Collateral with or without the taking of possession of any of the Collateral.

     (b) With respect to any Collateral consisting of Accounts, the Collateral Agent may (i) demand, collect and receive any amounts relating thereto, as the Collateral Agent may determine; (ii) commence and prosecute any actions in any court for the purposes of collecting any such Accounts and enforcing any other rights in respect thereof; (iii) defend, settle or compromise any action brought and, in connection therewith, give such discharges or releases as the Collateral Agent may reasonably deem appropriate; (iv) without limiting the Collateral Agent's rights set forth in Section 5.2 hereof, receive, open and dispose of mail addressed to any Grantor and endorse checks, notes, drafts, acceptances, money orders, bills of lading, warehouse receipts or other instruments or documents evidencing payment, shipment or storage of the goods giving rise to such Accounts or securing or relating to such Accounts, on behalf of and in the name of such Grantor; and (v) sell, assign, transfer, make any agreement in respect of, or otherwise deal with or exercise rights in respect of, any such Accounts or the goods or services which have given rise thereto, as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes.

     (c) With respect to any Collateral consisting of Investment Property, the Collateral Agent may (i) exercise all rights of any Grantor with respect thereto, including without limitation, the right to exercise all voting and corporate rights at any meeting of the shareholders of the Issuer of any Investment Property and to exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any Investment Property as if the Collateral Agent was the absolute owner thereof, including the right to exchange, at its discretion, any and all of any Investment Property upon the merger, consolidation, reorganization, recapitalization or other readjustment of the Issuer thereof, all without liability except to account for property actually received as provided in
Section 5.3 hereof; (ii) transfer such Collateral at any time to itself, or to its nominee, and receive the income thereon and hold the same as Collateral hereunder or apply it to the Obligations; and (iii) demand, sue for, collect or make any compromise or settlement it deems desirable. The Grantors recognize that (a) the Collateral Agent may be unable to effect a public sale of all or a part of the Investment Property by reason of certain prohibitions contained in the Securities Act of 1933, 15 U.S.C. Section 77, (as amended and in effect, the "Securities Act") or the Securities laws of various states (the "Blue Sky Laws"), but may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire the Investment Property for their own account, for investment and not with a view to the distribution or resale thereof, (b) that private sales so made may be at prices and upon other terms less favorable to the seller than if the Investment Property were sold at public sales, (c) that neither the Collateral Agent nor any Secured Party has any obligation to delay sale of any of the Investment Property for the period of time necessary to permit the Investment Property to be registered for public sale under the Securities Act or the Blue Sky Laws, and (d) that private sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner.

     (d) With respect to any Collateral consisting of Inventory, Goods, and Equipment, the Collateral Agent may conduct one or more going out of business sales, in the Collateral Agent's own right or by one or more agents and contractors. Such sale(s) may be conducted upon any premises owned, leased, or occupied by any Grantor. The Collateral Agent and any such agent or contractor, in conjunction with any such sale, may augment the Inventory with other goods (all of which other goods shall remain the sole property of the Collateral Agent or such agent or contractor). Any amounts realized from the sale of such goods which constitute augmentations to the Inventory (net of an allocable share of the costs and expenses incurred in their disposition) shall be the sole property of the Collateral Agent or such agent or contractor and neither any Grantor nor any Person claiming under or in right of any Grantor shall have any interest therein. Each purchaser at any such going out of business sale shall hold the property sold absolutely, free from any claim or right on the part of any Grantor.

     (e) With respect to any Collateral consisting of General Intangibles, the Collateral Agent may exercise all of the rights granted to the Collateral Agent under the IP Security Agreement.

     (f) With or without legal process and with or without prior notice or demand for performance, the Collateral Agent may enter upon, occupy, and use any premises owned or occupied by each Grantor, and may exclude the Grantors from such premises or portion thereof as may have been so entered upon, occupied, or used by the Collateral Agent to the extent the Collateral Agent deems such exclusion reasonably necessary to preserve and protect the Collateral. The Collateral Agent shall not be required to remove any of the Collateral from any such premises upon the Collateral Agent's taking possession thereof, and may render any Collateral unusable to the Grantors. In no event shall the Collateral Agent be liable to any Grantor for use or occupancy by the Collateral Agent of any premises pursuant to this Section 6.1, nor for any charge (such as wages for the Grantors' employees and utilities) incurred in connection with the Collateral Agent's exercise of the Collateral Agent's Rights and Remedies (as defined herein) hereunder.

     (g) The Collateral Agent may require any Grantor to assemble the Collateral and make it available to the Collateral Agent at the Grantor's sole risk and expense at a place or places which are reasonably convenient to both the Collateral Agent and such Grantor.

     (h) Each Grantor agrees that the Collateral Agent shall have the right, subject to Applicable Law, to sell or otherwise dispose of all or any part of the Collateral, at public or private sale, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate. Each purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Grantor.

     (i) Unless the Collateral is perishable or threatens to decline speedily in value, or is of a type customarily sold on a recognized market (in which event the Collateral Agent shall provide the Grantors such notice as may be practicable under the circumstances), the Collateral Agent shall give the Grantors at least ten (10) days' prior written notice, by authenticated record, of the date, time and place of any proposed public sale, and of the date after which any private sale or other disposition of the Collateral may be made. Each Grantor agrees that such written notice shall satisfy all requirements for notice to that Grantor which are imposed under the UCC or other Applicable Law with respect to the exercise of the Collateral Agent's rights and remedies upon default. The Collateral Agent shall not be obligated to make any sale or other disposition of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale or other disposition of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned.

     (j) Any public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice of such sale. At any sale or other disposition, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. If any of the Collateral is sold, leased, or otherwise disposed of by the Collateral Agent on credit, the Obligations shall not be deemed to have been reduced as a result thereof unless and until payment is finally received thereon by the Collateral Agent.

     (k) At any public (or, to the extent permitted by Applicable Law, private) sale made pursuant to this Section 6.1, the Collateral Agent or any other Secured Party may bid for or purchase, free (to the extent permitted by Applicable Law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor, the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to the Collateral Agent or such other Secured Party from any Grantor on account of the Obligations as a credit against the purchase price, and the Collateral Agent or such other Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor.

     (l) For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof. The Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full.

     (m) As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose upon the Collateral and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

     (n) To the extent permitted by Applicable Law, each Grantor hereby waives all rights of redemption, stay, valuation and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

     6.2 Application of Proceeds. After the occurrence of an Event of Default and acceleration of the Obligations pursuant to Section 7.1 of the Credit Agreement, the Collateral Agent shall apply the proceeds of any collection or sale of the Collateral, as well as any Collateral consisting of cash, or any Collateral granted under any other of the Security Documents as follows:


          FIRST, to the payment of all reasonable costs and expenses incurred by the Agents in connection with such collection or sale or otherwise in connection with this Agreement or any of the Obligations, including all court costs and the reasonable fees and expenses of its agents and legal counsel, the repayment of all advances made by the Agents hereunder or under any other Loan Document on behalf of any Grantor and any other reasonable costs or expenses incurred in connection with the exercise of any right or remedy hereunder, under any other Loan Document;

          SECOND, to the payment of accrued and unpaid interest and principal on the Swingline Loans;

          THIRD, to the payment of accrued and unpaid interest on the Revolving Loans;

          FOURTH, to the payment of outstanding principal on the Revolving
     Loans;

          FIFTH, to the Cash Collateral Account as collateral for Letter of Credit Outstandings up to 105% thereof;

          SIXTH, to the payment of all fees due to the Administrative Agent, the Lenders and the Issuing Banks under the Loan Documents;

          SEVENTH, to the payment of all other Obligations of the Grantors (including, without limitation, any obligations under any Hedging Agreements); and

          EIGHTH, to the Grantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

     Upon any sale or other disposition of the Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the purchase money by the Collateral Agent or of the officer making the sale or other disposition shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold or otherwise disposed of and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

                                   SECTION 7

                         Perfection of Security Interest

     7.1 Perfection by Filing. This Agreement constitutes an authenticated record, and each Grantor hereby authorizes the Collateral Agent, pursuant to the provisions of Sections 2.1 and 5.2, to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral, in such filing offices as the Collateral Agent shall reasonably deem appropriate, and the Grantors shall pay the Collateral Agent's reasonable costs and expenses incurred in connection therewith. Each Grantor hereby further agrees that a carbon, photographic, or other reproduction of this Agreement shall be sufficient as a Financing Statement and may be filed as a Financing Statement in any and all jurisdictions.

     7.2 Savings Clause. Nothing contained in this Article VII shall be construed to narrow the scope of the Collateral Agent's Security Interest in any of the Collateral or the perfection or priority thereof or to impair or otherwise limit any of the Collateral Agent's Rights and Remedies hereunder except (and then only to the extent) as mandated by the UCC.

                                   SECTION 8

                                  Miscellaneous

     8.1 Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in
Section 9.1 of the Credit Agreement.

     8.2 Grant of Non-Exclusive License. Without limiting the rights of the Collateral Agent under the IP Security Agreement, each Grantor hereby grants to the Collateral Agent a royalty free, non-exclusive, irrevocable license, which license shall be exercisable upon the existence and during the continuance of an Event of Default, to use, apply, and affix any trademark, trade name, logo, or the like in which any Grantor now or hereafter has rights, such license being with respect to the Collateral Agent's exercise of the Collateral Agent's Rights and Remedies hereunder including, without limitation, in connection with any completion of the manufacture of Inventory or any sale or other disposition of Inventory.

     8.3 Security Interest Absolute. All rights of the Collateral Agent hereunder, the Security Interest and all obligations of the Grantors hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document, or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from the Guaranty or any other guarantee, securing or guaranteeing all or any of the Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Obligations or this Agreement.

     8.4 Survival of Agreement. All covenants, agreements, representations and warranties made by the Grantors herein and in any other Loan Document and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Collateral Agent and the other Secured Parties and shall survive the execution and delivery of this Agreement and the other Loan Documents and the making of any Loans and the issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Agents, the Issuing Banks or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Loan Agreement, and shall continue in full force and effect as long as the Obligations are outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated.

     8.5 Binding Effect; Several Agreement; Assignments. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party, and all covenants, promises and agreements by or on behalf of the Grantors that are contained in this Agreement shall bind and inure to the benefit of each Grantor and its respective successors and assigns. This Agreement shall be binding upon each Grantor and the Collateral Agent and their respective successors and assigns, and shall inure to the benefit of each Grantor, the Collateral Agent and the other Secured Parties and their respective successors and assigns, except that no Grantor shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such attempted assignment or transfer shall be void) except as expressly permitted by this Agreement or the Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each Grantor and may be amended, modified, supplemented, waived or released with respect to any Grantor without the approval of any other Grantor and without affecting the obligations of any other Grantor hereunder.

     8.6 Collateral Agent's Fees and Expenses; Indemnification.

     (a) Without limiting any of their obligations under the Credit Agreement or the other Loan Documents, and without duplication of any fees, expenses or indemnification provided for under the Credit Agreement and the other Loan Documents, the Grantors jointly and severally agree to pay all reasonable out-of-pocket expenses incurred by the Collateral Agent, including the reasonable fees, charges and disbursements of any counsel and any outside consultants for the Collateral Agent, in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from or other realization upon any of the Collateral, (iii) the exercise, enforcement or protection of any of the Collateral Agent's Rights and Remedies hereunder or (iv) the failure of any Grantor to perform or observe any of the provisions hereof.

     (b) Without limiting any of their indemnification obligations under the Credit Agreement or the other Loan Documents, and without duplication of any fees, expenses or indemnification provided for under the Credit Agreement and the other Loan Documents, the Grantors shall jointly and severally indemnify each Secured Party and each Related Party of any Secured Party (each such Person being called an "Indemnitee") against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the reasonable fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of, (i) the execution or delivery or performance of this Agreement or any other Loan Document, the performance by any Grantor of its obligations under this Agreement or any other Loan Document, or the consummation of the transactions contemplated by the Loan Documents or any other transactions contemplated hereby, or (ii) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing or to the Collateral, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses resulted from the gross negligence, bad faith or willful misconduct of any Indemnitee or any Affiliate of an Indemnitee (or of any officer, director, employee, advisor or agent of such Indemnitee or any such Indemnitee's Affiliates). In connection with any indemnified claim hereunder, the Indemnitee shall be entitled to select its own counsel and the Grantors shall promptly pay the reasonable fees and expenses of such counsel.

     (c) Any such amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Security Documents. All amounts due under this Section 8.6 shall be payable promptly after written demand therefor.

     (d) The provisions of this Section 8.6 shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby and by the Credit Agreement, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement, the Credit Agreement or any provision hereof or thereof.

     8.7 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

     8.8 Waivers; Amendment.

     (a) The rights, remedies, powers, privileges, and discretions of the Collateral Agent hereunder (herein, the "Collateral Agent's Rights and Remedies") shall be cumulative and not exclusive of any rights or remedies which it would otherwise have. No delay or omission by the Collateral Agent in exercising or enforcing any of the Collateral Agent's Rights and Remedies shall operate as, or constitute, a waiver thereof. No waiver by the Collateral Agent of any Event of Default or of any Default under any other agreement shall operate as a waiver of any other Event of Default or other Default hereunder or under any other agreement. No single or partial exercise of any of the Collateral Agent's Rights or Remedies, and no express or implied agreement or transaction of whatever nature entered into between the Collateral Agent and any Person, at any time, shall preclude the other or further exercise of the Collateral Agent's Rights and Remedies. No waiver by the Collateral Agent of any of the Collateral Agent's Rights and Remedies on any one occasion shall be deemed a waiver on any subsequent occasion, nor shall it be deemed a continuing waiver. The Collateral Agent's Rights and Remedies may be exercised at such time or times and in such order of preference as the Collateral Agent may determine. The Collateral Agent's Rights and Remedies may be exercised without resort or regard to any other source of satisfaction of the Obligations. No waiver of any provisions of this Agreement or any other Loan Document or consent to any departure by any Grantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Grantor in any case shall entitle such Grantor or any other Grantor to any other or further notice or demand in similar or other circumstances.

     (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Collateral Agent and the Grantor or Grantors with respect to whom such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.2 of the Credit Agreement.

                                      -29-

     8.9 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS SET FORTH IN THIS SECTION 8.9.

     8.10 Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

     8.11 Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

     8.12 Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

     8.13 Jurisdiction; Consent to Service of Process.

     (a) The Grantors agree that any suit for the enforcement of this Agreement or any other Loan Document may be brought in any court of the State of New York sitting in the Borough of Manhattan or any federal court sitting therein as the Collateral Agent may elect in its sole discretion and consent to the non-exclusive jurisdiction of such courts. The Grantors hereby waive any objection which they may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient forum. The Grantors agree that any action commenced by any Grantor asserting any claim or counterclaim arising under or in connection with this Agreement or any other Loan Document shall be brought solely in a court of the State of New York sitting in the Borough of Manhattan or any federal court sitting therein as the Collateral Agent may elect in its sole discretion and consent to the exclusive jurisdiction of such courts with respect to any such action.

                                      -29-

     (b) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 8.1. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

     8.14 Termination; Release of Collateral. Except for those provisions which expressly survive the termination thereof, the Credit Agreement, this Agreement and the Security Interest shall terminate when all the Obligations have been paid in full, the Lenders have no further commitment to lend, the Letter of Credit Outstandings have been reduced to zero or fully cash collateralized in a manner satisfactory to the Issuing Banks and the Administrative Agent, and the Issuing Banks have no further obligation to issue Letters of Credit under the Credit Agreement, at which time the Collateral Agent shall execute and deliver to the Grantors, at the Grantors' expense, all UCC termination statements and similar documents that the Grantors shall reasonably request to evidence such termination.

                            [SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement under seal as of the day and year first above written.

         GRANTORS:        GAMESTOP CORP.
                          GAMESTOP HOLDINGS CORP.
                          GAMESTOP, INC.
                          SUNRISE PUBLICATIONS, INC.
                          ELECTRONICS BOUTIQUE HOLDINGS CORP.
                          EB INVESTMENT CORP.
                          EB CATALOG COMPANY, INC.
                          EB GAMES CUSTOMER SERVICE, INC.
                          ELBO INC.
                          EB FINANCE INC.
                          EB SPECIALTY SERVICES, INC.
                          ELECTRONICS BOUTIQUE OF AMERICA INC.
                          EB SADSBURY SECOND, LLC
                          EB SADSBURY GENERAL PARTNER, LP
                          EB SADSBURY PROPERTY HOLDING, LP
                          EB INTERNATIONAL HOLDINGS, Inc.
                          as Borrowers

                          By: /s/ David W. Carlson
                                -------------------------
                          Name: David W. Carlson
                          Title:   Executive Vice President and Chief
                          Financial Officer

                          GAMESTOP.COM, INC.
                          MARKETING CONTROL SERVICES, INC.
                          GAMESTOP BRANDS, INC.
                          GAMESTOP (LP), LLC
                          as Borrowers


                          By: /s/ David W. Carlson
                                -------------------------
                          Name:    David W. Carlson
                          Title:   Authorized Signatory



                          GAMESTOP OF TEXAS (GP), LLC
                          as Borrower

                          By:      GameStop, Inc.

                          By: /s/ David W. Carlson
                                -------------------------
                          Name: David W. Carlson
                          Title:   Executive Vice President and Chief
                          Financial Officer


                          GAMESTOP TEXAS LP
                          as Borrower

                          By:      GameStop of Texas (GP), LLC, its   general
                          partner


                          By:      GameStop, Inc.

                          By: /s/ David W. Carlson
                                -------------------------
                          Name: David W. Carlson
                          Title:   Executive Vice President and Chief
                                   Financial Officer

COLLATERAL AGENT:         BANK OF AMERICA, N.A.


                          By: /s/ Stephen Garvin
                                -------------------------
                          Name: Stephen Garvin
                          Title: Managing Director

                                      -33-